UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 7, 2014

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street Miami, Florida	33178
(Address of Principal Executive Offices)	(Zip Code)
(305) 500-3726
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

2014 Long-Term Incentive Awards

On February 7, 2014, our Board of Directors approved the following 2014 long-term incentive awards for Mr. Sanchez and each of our other named executive officers. Similar to last year, the long-term incentive award approved for each named executive officer was comprised of stock options, performance based restricted stock rights (PBRSRs) and performance based cash awards (PBCA).

Named Executive Officer	Number of Options	Number of PBRSRs	Value of PBCA
Robert E. Sanchez	93,415	19,600	$700,008
Art A. Garcia	22,020	4,620	$164,990
Dennis C. Cooke	25,625	5,375	$192,035
John H. Williford	22,420	4,705	$167,925
Robert D. Fatovic	16,280	3,415	$122,087

The performance criteria, vesting criteria and terms and conditions for the stock options, PBRSRs and PBCA are the same as for the 2013 awards. The Terms and Conditions for the 2013 awards were previously filed with the Securities and Exchange Commission.

2014 Annual Cash Incentive Awards

On February 7, 2014, our Board of Directors adopted new terms and conditions for the annual cash incentive awards granted to our named executive officers (the "Awards"). The Awards are designed to continue to enable us to structure the annual cash incentives to executives as performance based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and thereby exclude these payments from the limitations on the deductibility of certain executive compensation otherwise imposed by Section 162(m). Under the terms of the Awards, a committee of outside directors (as defined in Section 162(m)) determines the executives who are eligible to participate, the target and actual awards granted (including the performance targets upon which the awards will be based), the level of satisfaction of the performance targets and the actual amount of the payout under the Awards. We intend that the payout under the 2014 annual cash incentive awards will be determined based on the same performance criteria used for the 2013 annual cash incentive awards.
The Form of Terms and Conditions for the 2014 annual cash incentive awards for the named executive officers are attached as Exhibit 10.4(v) to this Current Report on Form 8-K.

 Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.4(v)	Form of Terms and Conditions applicable to 2014 annual cash incentive awards granted to named executive officers under the Ryder System, Inc. 2012 Equity and Incentive Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2014	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D. Fatovic
	Name:	Robert D. Fatovic
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary